UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - April 5, 2005

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania 19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01 Other Events

On April 5, 2005, Harleysville National Bank issued a press release announcing the completion of the sale of the McAdoo Branch to The Legacy Bank. A copy of the press release is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.     Description

99.1 Press Release issued by Harleysville National Bank dated April 5, 2005 titled “Harleysville National Bank Completes sale of McAdoo Branch to The Legacy Bank.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

Dated: April 5, 2005             /s/ Michael B. High
Michael B. High, EVP and Chief Operating Officer and CFO

EXHIBIT INDEX

Page

Exhibit 99.1 Press Release dated April 5, 2005, of Harleysville National Bank (filed pursuant to Item 9.01 hereof).	5